Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management Global Advisors, LLC

Address of Joint Filer:	1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management Global Advisors, LLC

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management, L.P.

Address of Joint Filer:	1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Fund, L.P.
By: York Credit Opportunities Domestic Holdings, LLC, its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Investments Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Investments Master Fund, L.P.
By: York Credit Opportunities Domestic Holdings, LLC, its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	FDAF Dislocated Asset Fund II L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

FDAF Dislocated Asset Fund II L.P.
By: FDAF Dislocated Asset Fund II GP Limited, its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Multi-Strategy Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Multi-Strategy Master Fund, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Tactical Energy Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Tactical Energy Fund, L.P.
By: York Tactical Energy Holdings, LLC, its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Tactical Energy Fund PIV-AN, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Tactical Energy Fund PIV-AN, L.P.
By: York Tactical Energy Holdings, LLC, its general partner

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Dinan Management, LLC

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

Dinan Management, LLC

/s/ Brian Traficante
Name: Brian Traficante
Title: Chief Operating Officer and General Counsel

3/26/2024
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management, L.P.
1330 Avenue of the Americas, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	March 22, 2024

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos
Name: William Vrattos

3/26/2024
Date